SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                               CURRENT  REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported): September 6, 2000


                        Commission File No. 000-29209

                       21st CENTURY TECHNOLOGIES, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its Charter)

             NEVADA                                      48-1110566
-----------------------------------             -----------------------------
(State or Other Jurisdiction of                 (I.R.S. Employer ID. No.)
incorporation or organization)



                           2513 East Loop 820 North
                             Ft. Worth, TX 76118
             ----------------------------------------------------
            (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                (817) 284-0099
             ----------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     (b)  NEW INDEPENDENT ACCOUNTANTS

          The Company has engaged Turner Stone & Company, 12700 Park Central Drive, Suite 1610, Dallas, TX 75251 as its independent accountants as of September 6, 2000. The Company did not consult Turner Stone & Company on any accounting, auditing or financial reporting issue during its two most recent
fiscal years or through September 6,     2000.   The change in certifying
accounts was the result of the retirement of the Company's former independent accountant and the sale of its practice to Turner Stone & Company.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  21st CENTURY TECHNOLOGIES, INC.


September 7, 2000                 By /s/ Kenneth E. Wilson
                                     ------------------------
                                         Kenneth E. Wilson
                                         Chairman